POWER OF ATTORNEY

Know all by these presents, the undersigned hereby

constitutes and appoints each of Charles F. Cargile,

 Jeffrey B. Coyne, and Madeleine A. Arsaga, signing singly,

 the undersigneds true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

 undersigneds capacity as an officer and/or director of

 Newport Corporation (the Company), a Form ID and Forms 3, 4 and 5

 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

 the undersigned which may be necessary or desirable to

 complete and execute any such Form ID, 3, 4 or 5 and timely file such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

understood that the documents executed by such attorney-in-

fact on behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such terms

and conditions as such attorney-in-fact may approve in such

attorney-in-facts discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted,

as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or

substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein

granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company

assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as

amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigneds holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 30th day

of March 2014.

/s/ Cherry Ann Murray

Cherry Ann Murray